Subsequent Events	12 Months Ended
Dec. 31, 2021
Subsequent Events.
Subsequent Events

(16) Subsequent Events

For its financial statements as of December 31, 2021, the Company evaluated subsequent events through March 31, 2022, the date on which those financial statements were issued.

In February 2022, the Company extended its agreement with Massachusetts Biomedical Initiatives, Inc. (“MBI”) through December 31, 2022. See Note 8(a). Beginning March 1, 2022, the Company’s base rent will increase 5.0% to $6,520.50 per month. While MBI has not yet provided the amount of the Company’s allocated share of operating expenses, which amount was $3,105 during the first 12 months of the lease, MBI indicated that the Company’s portion of total operating expenses would remain the same. If operating expenses increase 5%, the amount of the Company’s allocated share of operating expenses would increase to $3,260.25 per month and its total monthly rent would be $9,780.75. Based on the foregoing, the Company’s total lease commitment from March 1, 2022, through December 31, 2022, would be $97,807.50.

On February 1, 2022, the Company made awards of 259,000 stock options under its 2021 Stock Option and Incentive Plan (the “2021 Plan”) at an exercise price of $2.45 per share, the closing price per share of the Company’s common stock on the date of grant. On March 1, 2022, the Company made awards of 192,000 stock options under the 2021 Plan at an exercise price of $2.12 per share, the closing price per share of the Company’s common stock on the date of grant.